UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2017

REGENERX BIOPHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15070	52-1253406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15245 Shady Grove Road, Suite 470 Rockville, MD	20850
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 208-9191

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On March 13, 2017, the Company issued a press release announcing the posting of a letter to shareholders issued by Company. A copy of the letter is furnished as Exhibit 99.1 to this Current Report.

Forward-Looking Statements

The Presentation Materials contains certain forward-looking statements that involve risks and uncertainties that could cause actual results to be materially different from historical results or from any future results expressed or implied by such forward-looking statements. Examples of such forward-looking statements include statements concerning the target dates for completing the company’s or its partners’ ongoing clinical trials for ophthalmic and orphan indications, the potential size of addressable markets, including the market for eye drops and parenteral delivery products, the company’s ability to enter into any collaborations with respect to the development or commercialization of its product candidates, and the therapeutic potential of Tβ4 for ophthalmic, cardiovascular and neurovascular disorders. Factors that may cause actual results to differ materially from any future results expressed or implied by any forward-looking statements include the risk that although Tβ4 has demonstrated potential therapeutic benefit for dermal, ophthalmic, cardiovascular and neurovascular disorders, the company’s product candidates may not demonstrate safety and/or efficacy in clinical trials, the risk that encouraging results from early research, preclinical studies, compassionate use or clinical trials may not be confirmed upon further analysis of the detailed results, the risk that additional information relating to the safety, efficacy or tolerability of our product candidates may be required by regulatory agencies, the risk that the company or its licensees will not obtain approval to market the company’s product candidates in the U.S. or abroad, the risks associated with reliance on outside financing to meet capital requirements, the risks associated with reliance on licensees for the funding or conduct of further development and commercialization activities relating to the company’s product candidates, the risks that the company’s patents will not be enforceable or expire prior to commercial marketing, and such other risks described in the company’s latest Annual Report on Form 10-K, and other filings the company makes with the SEC. Any forward-looking statements are made pursuant to Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and, as such, speak only as of the date made. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Shareholder Letter, dated March 13, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REGENERX BIOPHARMACEUTICALS, INC.
By:	/s/ J.J. Finkelstein
J.J. Finkelstein
President and Chief Executive Officer

Date: March 13, 2017

EXHIBIT INDEX

Exhibit Number	Description

99.1	Shareholder Letter, dated March 13, 2017.